Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Global settlement agreement

As part of the Chapter 11 proceedings, the Debtors negotiated and announced a global settlement with various creditors, including Samsung Heavy Industries Co., Ltd. and Daewoo Shipbuilding & Marine Engineering Co., Ltd on February 26, 2018. The amendments to the RSA and Investment Agreement provided for, among other items, an agreement regarding the allowed claim of the newbuild shipyards Samsung and DSME, and an immediate cessation of all litigation and discovery efforts in relation to the plan of reorganization as well as the Debtors’ rejection and recognized termination of the newbuild contracts. The settlement agreement is contingent on confirmation of the Plan. Following the allowed claim agreement in respect of the Samsung and DSME, we have recognized a liability of $1.064 billion at December 31, 2017. Due to the Plan anticipating the rejection and termination of the newbuild contracts, we have recognized an impairment of the newbuild assets related to the West Dorado, West Draco, West Aquila and the West Libra, totaling $696 million, in the year ended December 31, 2017.

West Rigel settlement agreement

On April 5, 2018, we entered into a settlement and release agreement, subject to Bankruptcy Court approval, with Jurong in respect of the West Rigel whereby we agreed that the share of proceeds from the sale of the West Rigel by Jurong would be $126 million. We consider that this agreement provides additional evidence for the value of the asset held for sale at December 31, 2017, and have therefore reflected the agreed share of proceeds in the sales value of the asset held for sale at the balance sheet date.